42. OPERATIONS IN ECUADOR	12 Months Ended
Dec. 31, 2017
Operations In Ecuador
OPERATIONS IN ECUADOR

As from 2006 the Ecuadorian government implemented far-reaching tax and regulatory reforms in connection with hydrocarbon activities, which involved material changes in the conditions set forth at the time of execution of participation agreements.

Amendatory Agreements and Law amending the Hydrocarbon Law

On October 31, 2008, EcuadorTLC S.A., Teikoku Oil Ecuador and Petroecuador, among others, executed the Amendatory Agreements regulating the operation of Block 18 and Palo Azul while the parties negotiated the migration to a new contract modality.

On July 26, 2010, the amendment to the Hydrocarbon Law in force was approved by operation of law, which provided for, among other things, the obligation to migrate to a new contract modality before November 24, 2010.

As a result of the negotiation process mentioned above, the Company decided not to accept the final proposal received from the Ecuadorian government, as this is insufficient to migrate to Service Agreements in Block 18 and Palo Azul Unified Field. Consequently, through Resolution dated November 25, 2010 the Hydrocarbon Secretary notified EcuadorTLC S.A. the termination of the Participation Agreements and instructed Petroamazonas EP to undertake the operational transition process.

Section 9 of the Amendatory Agreements indicates that the Ecuadorian government must compensate the terminated parties in an amount equivalent to unamortized investments adjusted by a variable rate and provides for a period of time for the Ecuadorian government and the terminated parties to work out the details of the termination payment.

On March 18, 2011, the Hydrocarbon Secretary issued Official Notice No. 626 to inform the Company that it was analyzing and structuring a new regulatory framework to determine a settlement price for the termination, to be applied instead of the provisions of the Amendatory Agreements. On April 11, 2011, the Company filed an answer to the Official Notice and rejected the terms thereof claiming these did not comply with the conditions set forth in the Amendatory Agreements by the parties concerned, which conditions may not be unilaterally modified. In this respect, the Company informed the Hydrocarbon Secretary that it would continue to seek compliance with the terms of the Amendatory Agreements.

On December 9, 2011, Petrobras Argentina served a notice on the Ecuadorian government (Trigger Letter) informing the existence of a dispute under the terms of the Treaty for the Promotion and Reciprocal Protection of Investments previously entered into between Argentina and Ecuador. The Treaty, implies the opening of a negotiation period prior to a possible arbitration to seek enforcement of the provisions of the Amendatory Agreements.

On June 21, 2013, not having reached an agreement with the Ecuadorian government, EcuadorTLC SA, Cayman International Exploration Company and Teikoku Oil Ecuador, members of the joint operation, submitted to the Ecuadorian Goverment a letter of notification of a dispute under the terms of the Amendatory Agreements starting their decision to submit the dispute to international arbitration under the arbitration Rules of the United Nations Commission on International Trade Law.

Finally, on February 26, 2014 the request for arbitration against Ecuador and EP Petroecuador, was presented in the above terms. On January 16, 2018, the Court issued the award determining a settlement value of US$515 million, of which US$176 million are payable to EcuadorTLC S.A., based on its participation in the block.

Even though the parties may file a plea of nullity before the Courts of the City of Santiago de Chile within 3 months after the service of notice of the award, they have begun to negotiate the conditions to cancel the settlement.

As of December 31, 2017 the Company has recorded $ 998 million to be recovered from the Ecuadorian State in accordance with the provisions of the Amendments Agreement, disclosed in Other non-current receivables. Such amount does not include the calculation of the update provided for in such agreements since, as of December 31, 2017, it was not possible to determine with certainty the applicable adjustment rate.

Crude Oil Transportation Agreement with OCP

The Company holds a contract with OCP, whereby it assumed a commitment to an oil transport capacity of 80,000 barrels/day for a term of 15 years counted as from November 10, 2003.

The transport contract is a “Ship or Pay” contract, so the Company must meet its contractual obligations for the total volume agreed upon, regardless of the real volume transported, and has to pay, the same as the other producers, a rate that covers the operating costs and financial services of OCP, among others.

EcuadorTLC has the right to sell the transport capacity in the heavy crude oil pipeline (OCP) to mitigate the negative impact of its non-use. Periodically, the Company negotiates the sale of the hired transport capacity. On December 31, 2008, the Company entered into a contract with Petroecuador whereby the Ecuadorian State assumed a commitment to charge, effective January 1, 2009, the available crude owned by it and transported through the heavy crude oil pipeline to the oil transport capacity hired by the Company, up to a maximum volume of 70,000 barrels/day. In addition, the Company sold transport capacity of approximately 8,000 barrels/day of oil for the period from July 2004 to January 2012. As a result of the contract non-compliance by the buyers, the Company is making the pertinent claims. Lastly, 40% of the net contractual commitment resulting from the above had been assumed by Teikoku Oil Ecuador, as consideration for the transfer to this company of the 40% interest in Block 18 and Palo Azul in October 2008.

In the third quarter of 2015, the Company, through Petrobras Bolivia Internacional S.A., reassumed the obligations previously assigned to Teikoku Oil Ecuador relating to the mentioned agreement and received a US$ 95 million payment.

As of December 31, 2017 the Company carries a liability for the net transport capacity hired from OCP, in current provisions for $ 389 million. The premises used in calculation of the provisions mainly include the estimate of the applicable rate and the transport capacity used by third parties. The discount rates used in the measurement consider the type of liability in question, the business segment and the country where the transactions are conducted. In the assessment of liabilities as of December 31, 2017, the Company reviewed the assumptions used for the calculation based on the progress in the contractual renegotiations, which resulted in a $ 150 million net profit under “Other operating income”. No additional obligations resulting from contractual renegotiations are estimated as of December 31, 2017.

In January 2018, EcuadorTLC assigned to PEO a transportation capacity of 10,000 barrels/day. In consideration thereof, EcuadorTLC will pay to PEO US$ 2.9 million so that PEO may cancel the commitments associated with the transportation capacity. To afford this compensation, EcuadorTLC will receive a loan from the Company.

In January 2018 PEO declared the Equity Expropriation Event, whereby, under certain circumstances stipulated in the agreement, the Company, in its capacity as guarantor, will bear the payments for the capital charges associated with the assigned transportation capacity.

The Company must hold collaterals to ensure compliance with its financial commitments under the Ship or Pay transport contract with OCP and the commitments related to OCP trade payables. The collaterals, falling due in December 2018, will be gradually released in the same proportion as those commitments become extinguished. As of December 31, 2015, the Company holds collaterals for approximately US$ 23 million, which are disclosed under “Other current receivables” in the line item “Guarantee deposits”. The Company is required to renew or replace the collaterals as they fall due; otherwise, those amounts shall be paid in cash.

Investment in Oleoductos de Crudos Pesados (OCP) - Ecuador

The Company has a 11.42% equity interest in OCP, an oil pipeline in Ecuador that has a transportation capacity of 450,000  barrels/day.

OCP has negative equity as a result of certain tax assessments in favor of the Government of Ecuador in issues where OCP and the Ecuadorian Treasury have differences in interpretation. However, and since the Company has not made any capital contributions or financial assistance commitments to OCP, this shareholding has been valued at zero.